EXHIBIT 10.26BD

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

SIXTY-SEVENTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Sixty-seventh Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

1.
Customer desires to use and CSG agrees to provide to Customer CSG’s [********], as described herein, under the Agreement. Therefore, upon execution of this Amendment the following changes are hereby made to the Agreement:

a)
[**********, entitled “******************],” of the Agreement shall be amended to add [*** **** as a *****************].

b)
[**********, entitled “******************],” of the Agreement shall be amended to add the following under “[******************************]”:

“[********. ******** is a ************************************************ that, based on *********** of *************** into an instance of ******** in Customer’s environment, provides Customer with ******** *********************** with ****** and ************* capabilities that will allow **************************** and ******* the *******************](s).”

2.
As a result, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, [**********, “****,” Section 1., “************,” ************., “******************,” is amended to add a new ********** “*.,” “********],” as follows:

V. [******************]

E. [********]

Description	Frequency	Fee
1. [********] Implementation/Set-up Fees (per [********]) (Note 11)	[***********]	[*****]
2. [******************** and *******] Fees (Note 12) (Note 13) (Note 14)	[*******]	[*********]
3. [*****************]Fees (per [***************]) (Note 15)	[*******]	[******]

Note 11: (i) Initial set-up and implementation of an [******** of ********] in Customer’s environment and (ii) implementation of Customer’s [******* *********** of Customer’s ******** ******** known as “*********************]” is documented in the “[**** ****************]” Statement of Work (CSG document no. [*****]) (the “[********] SOW”) to be effective, upon execution by Customer and CSG, as of [*************]. In the event Customer requests implementation by CSG of additional [************* or **** **** in ******** beyond those included in the ********************* specified in the *********]SOW, such additional implementation(s) shall be made available pursuant to [*** or **** mutually agreed upon Statements of Work or a Change Order to the ******** SOW, subject to ***********************************] Fees.

Note 12: [******************** and ******* Fees shall include ****** (**) ***** and will be invoiced *******, commencing in the ********** ***** following CSG’s ******** of the ************ and ********** of the *******, each as defined in the ********] SOW.

Note 13: [********, *********** and ******* Fees will be limited to *** (**) ***** ******* for the purposes of (i) ********* ******************** and *************************** and (ii) ****************** regarding **********] issues. Any [***** requested by Customer *************such *** (**) ***** per ***** shall be billed to Customer on a **** and ********* basis at the then ******* ***********************] (or as otherwise mutually agreed by the parties) in a separate Statement of Work.

Note 14: Customer may discontinue[********************* and *******] at any time; provided, however, Customer shall provide no less than [***** (**]) days written notice (email is sufficient) prior to discontinuing the [******************** and ******* services, effective as of the date on which the ******************** and ************] are discontinued, Customer’s access to any [******** of the ************* ]will be terminated and will no longer be available in Customer’s environments for Customer’s use. The [******** *********** and ******* Fee for the ***** month of the ******************** and *******] services will be due in full regardless of the date notice of termination is provided.

Note 15: [***** ************ ****** (**) in any given ***** (the “****************”) shall be invoiced *******, in *******, per ***************] at the rate specified in the fee table above.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Amendment Effective Date").

CHARTER COMMUNICATIONS OPERATING, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager		CSG SYSTEMS, INC. (“CSG”)
By:	/s/ Stephanie Babin	By:	/s/ Rasmani Bhattacharya
Name:	Stephanie Babin	Name:	Rasmani Bhattacharya
Title:	GVP, Billing Strategy & Design	Title:	SVP and General Counsel
Date:	Jul 29, 2022	Date:	Jul 14, 2022